                                                                      EX-99.B(m)

                                   APPENDIX A

FUNDS TRUST                                               MAXIMUM
FUNDS AND SHARE CLASSES                                RULE 12b-1 FEE
---------------------------------------------------------------------
1.  ASSET ALLOCATION FUND
         Class B                                             0.75
         Class C                                             0.75
---------------------------------------------------------------------
2.  CALIFORNIA LIMITED TERM TAX-FREE FUND
         Class C                                             0.75
---------------------------------------------------------------------
3.  CALIFORNIA TAX-FREE FUND
         Class B                                             0.75
         Class C                                             0.75
---------------------------------------------------------------------
4.  COLORADO TAX-FREE FUND
         Class B                                             0.75
---------------------------------------------------------------------
5.  DIVERSIFIED EQUITY FUND
         Class B                                             0.75
         Class C                                             0.75
---------------------------------------------------------------------
6.  EQUITY INCOME FUND
         Class B                                             0.75
         Class C                                             0.75
---------------------------------------------------------------------
7.  EQUITY INDEX FUND
         Class B                                             0.75
---------------------------------------------------------------------
8.  GROWTH BALANCED FUND
         Class B                                             0.75
         Class C                                             0.75
---------------------------------------------------------------------
9.  GROWTH EQUITY FUND
         Class B                                             0.75
         Class C                                             0.75
---------------------------------------------------------------------
10. GROWTH FUND
         Class B                                             0.75
---------------------------------------------------------------------
11. HIGH YIELD BOND FUND
         Class B                                             0.75
         Class C                                             0.75
---------------------------------------------------------------------
12. INCOME FUND
         Class B                                             0.75
---------------------------------------------------------------------
13. INCOME PLUS FUND
         Class B                                             0.75
         Class C                                             0.75
---------------------------------------------------------------------
14. INDEX ALLOCATION FUND
         Class B                                             0.75
         Class C                                             0.75
---------------------------------------------------------------------
15. INFLATION-PROTECTED BOND FUND
         Class B                                             0.75
         Class C                                             0.75
---------------------------------------------------------------------
16. INTERMEDIATE GOVERNMENT INCOME FUND
         Class B                                             0.75
         Class C                                             0.75
---------------------------------------------------------------------
17. INTERNATIONAL EQUITY FUND
         Class B                                             0.75
         Class C                                             0.75
---------------------------------------------------------------------

FUNDS TRUST                                               MAXIMUM
FUNDS AND SHARE CLASSES                                RULE 12b-1 FEE
---------------------------------------------------------------------
18. LARGE CAP APPRECIATION FUND
         Class B                                             0.75
         Class C                                             0.75
---------------------------------------------------------------------
19. LARGE CAP VALUE FUND
         Class B                                             0.75
         Class C                                             0.75
---------------------------------------------------------------------
20. LARGE COMPANY GROWTH FUND
         Class B                                             0.75
         Class C                                             0.75
---------------------------------------------------------------------
21. LIMITED TERM GOVERNMENT INCOME FUND
         Class B                                             0.75
---------------------------------------------------------------------
22. LIQUIDITY RESERVE MONEY MARKET FUND
         Investor Class                                      0.25
---------------------------------------------------------------------
23. MINNESOTA TAX-FREE FUND
         Class B                                             0.75
---------------------------------------------------------------------
24. MODERATE BALANCED FUND
         Class B                                             0.75
         Class C                                             0.75
---------------------------------------------------------------------
25. MONEY MARKET FUND
         Class B                                             0.75
---------------------------------------------------------------------
26. MONTGOMERY EMERGING MARKETS FOCUS FUND
         Class B                                             0.75
         Class C                                             0.75
---------------------------------------------------------------------
27. MONTGOMERY MID CAP GROWTH FUND
         Class B                                             0.75
         Class C                                             0.75
---------------------------------------------------------------------
28. MONTGOMERY SHORT DURATION GOVERNMENT BOND
    FUND
         Class B                                             0.75
         Class C                                             0.75
---------------------------------------------------------------------
29. MONTGOMERY SMALL CAP FUND
         Class B                                             0.75
         Class C                                             0.75
---------------------------------------------------------------------
30. MONTGOMERY TOTAL RETURN BOND FUND
         Class B                                             0.75
         Class C                                             0.75
---------------------------------------------------------------------
31. NATIONAL LIMITED TERM TAX-FREE FUND
         Class B                                             0.75
         Class C                                             0.75
---------------------------------------------------------------------
32. NATIONAL TAX-FREE FUND
         Class B                                             0.75
         Class C                                             0.75
---------------------------------------------------------------------
33. OUTLOOK TODAY FUND
         Class B                                             0.75
         Class C                                             0.75
---------------------------------------------------------------------
34. OUTLOOK 2010 FUND
         Class B                                             0.75
         Class C                                             0.75
---------------------------------------------------------------------
35. OUTLOOK 2020 FUND
         Class B                                             0.75
         Class C                                             0.75
---------------------------------------------------------------------

FUNDS TRUST                                               MAXIMUM
FUNDS AND SHARE CLASSES                                RULE 12b-1 FEE
---------------------------------------------------------------------
36. OUTLOOK 2030 FUND
         Class B                                             0.75
         Class C                                             0.75
---------------------------------------------------------------------
37. OUTLOOK 2040 FUND
         Class B                                             0.75
         Class C                                             0.75
---------------------------------------------------------------------
38. OVERLAND EXPRESS SWEEP FUND                              0.30
---------------------------------------------------------------------
39. OVERSEAS FUND
         Class B                                             0.75
         Class C                                             0.75
---------------------------------------------------------------------
40. SIFE SPECIALIZED FINANCIAL SERVICES FUND
         Class B                                             0.75
         Class C                                             0.75
---------------------------------------------------------------------
41. SMALL CAP GROWTH FUND
         Class B                                             0.75
         Class C                                             0.75
---------------------------------------------------------------------
42. SMALL COMPANY GROWTH
         Class B                                             0.75
         Class C                                             0.75
---------------------------------------------------------------------
43. SMALL COMPANY VALUE FUND
         Class B                                             0.75
         Class C                                             0.75
---------------------------------------------------------------------
44. SPECIALIZED HEALTH SCIENCES FUND
         Class B                                             0.75
         Class C                                             0.75
---------------------------------------------------------------------
45. SPECIALIZED TECHNOLOGY FUND
         Class B                                             0.75
         Class C                                             0.75
---------------------------------------------------------------------
46. STABLE INCOME FUND
         Class B                                             0.75
         Class C                                             0.75
---------------------------------------------------------------------
47. WEALTHBUILDER GROWTH AND INCOME PORTFOLIO                0.75
---------------------------------------------------------------------
48. WEALTHBUILDER GROWTH BALANCED PORTFOLIO                  0.75
---------------------------------------------------------------------
49. WEALTHBUILDER GROWTH PORTFOLIO                           0.75
---------------------------------------------------------------------

Approved by the Board of Trustees: March 26, 1999, as amended on May 9, 2000, July 25, 2000, February 6, 2001, May 8, 2001, August 7, 2001, November 6, 2001,
February 5, 2002, May 7, 2002, August 6, 2002, November 5, 2002, February 4, 2003, May 6, 2003, August 5, 2003 and November 4, 2003.

Most recent annual approval date: August 5, 2003.